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                                                                    EXHIBIT 10.2

                               WEBSIDESTORY, INC.

            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     This Second Amended and Restated Registration Rights Agreement (this "AGREEMENT") dated as of February 1, 2006 is entered into by and among WebSideStory, Inc., a Delaware corporation (the "COMPANY"), certain investors as listed on Schedule A attached hereto (each an "EXISTING INVESTOR," and collectively, the "EXISTING INVESTORS"), certain entities and individuals as listed on Schedule B attached hereto (each an "AVIVO INVESTOR," and collectively, the "AVIVO INVESTORS"), and certain entities and individuals as listed on Schedule C attached hereto (each a "VS INVESTOR," and collectively, the "VS INVESTORS," and together with the Existing Investors and the Avivo Investors, the "INVESTORS").

                                    RECITALS

     WHEREAS, the Company and the Existing Investors entered into that certain Registration Rights Agreement dated June 18, 1999, as amended on June 30, 2000, December 12, 2000, March 2, 2001, July 21, 2004 and September 16, 2004 (collectively, the "ORIGINAL AGREEMENT"), under which the Company granted certain registration rights to the Existing Investors;

     WHEREAS, the Company, the Existing Investors and the Avivo Investors entered into that certain Amended and Restated Registration Rights Agreement dated May 4, 2005 (the "AMENDED AND RESTATED AGREEMENT"), under which the Company granted certain registration rights to the Avivo Investors;

     WHEREAS, the Company, VS Acquisition, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company ("MERGER SUB"), and Visual Sciences, LLC, a Delaware limited liability company ("VS") are entering into an Agreement and Plan of Merger, of even date herewith (as it may be amended from time to time pursuant to the terms thereof, the "MERGER AGREEMENT"), which provides for the merger (the "MERGER") of VS with and into Merger Sub, in accordance with the terms of the Merger Agreement;

     WHEREAS, as a condition to consummating the Merger, the Company and the undersigned Existing Investors and Avivo Investors are required to enter into this Agreement to grant the VS Investors certain registration rights hereunder;

     WHEREAS, the Amended and Restated Agreement provides that an amendment of the Amended and Restated Agreement may be effected by the written consent of the Company and investors holding a majority of the Registrable Securities (as such term is defined in the Amended and Restated Agreement) thereunder;

     WHEREAS, the Amended and Restated Agreement provides that the Company may not grant registration rights to third parties that are on a parity with the registration rights granted under the Amended and Restated Agreement without the consent of a Majority Interest (as such term is defined in the Amended and Restated Agreement) of the Existing Investors;

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     WHEREAS, the undersigned Existing Investors constitute holders of not less than a Majority Interest of the Existing Investors and the undersigned Existing Investors and Avivo Investors constitute holders of not less than a majority of the Registrable Securities under the Amended and Restated Agreement, and therefore, are entitled to bind all other holders of Registrable Securities who are parties to the Amended and Restated Agreement; and

     WHEREAS, the Company and the undersigned Existing Investors and Avivo Investors hereby agree that the Amended and Restated Agreement shall be superseded and replaced in its entirety by this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     "COMMISSION" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

     "COMMON STOCK" shall mean the common stock of the Company and any other securities into which or for which such common stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     "COMPANY" shall refer to the Company and any successor or successors thereto.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "MAJORITY INTEREST" means the Existing Investors holding not less than a majority in interest in the outstanding Registrable Securities held by all Existing Investors.

     "PERSON" shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

     "REGISTRABLE SECURITIES" shall mean (i) with respect to the Existing Investors and Avivo Investors, any shares of Common Stock that constituted Registrable Securities pursuant to the terms of the Amended and Restated Agreement, (ii) with respect to the VS Investors, the shares of Common Stock (x) issuable pursuant to the Merger Agreement and originally held in escrow pursuant thereto or (y) issuable upon exercise of the Parent Warrants (as such term is defined in the Merger Agreement) issued pursuant to Sections 3.1(a)(ii) and 3.3(a)(ii) of the Merger Agreement, and (iii) any other securities issued and issuable with respect to any such shares of


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Common Stock described in clauses (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that notwithstanding anything to the contrary contained herein, "REGISTRABLE SECURITIES" shall not at any time include any securities (i) registered and sold pursuant to the Securities Act, (ii) sold to the public pursuant to Rule 144,
(iii) which could then be sold in their entirety pursuant to Rule 144(k) without limitation or restriction, (iv) shares of Common Stock issued upon exercise of stock options or issued upon restricted stock grants or (v) shares acquired in open market transactions.

     "REGISTRATION EXPENSES" shall mean the expenses so described in Section 6 hereof.

     "RULE 144" shall mean Rule 144 promulgated under the Securities Act (or any comparable successor rules).

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     2. Demand Registrations.

(a) At any time after the date hereof, (x) a Majority Interest or (y) VS Investors holding a majority of the Registrable Securities held by all VS Investors may notify the Company that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities (representing offering proceeds aggregating not less than $10 million) in the manner specified in such request. Upon receipt of such request, the Company shall promptly deliver notice of such request to all Persons holding Registrable Securities who shall then have thirty (30) days to notify the Company in writing of their desire to be included in such registration. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice and in such event the right of any Person to participate in such registration shall be conditioned upon their participation in such underwritten public offering and the inclusion of their Registrable Securities in the underwritten public offering to the extent provided herein. The Company shall expeditiously prepare and file, and use its reasonable best efforts to cause to become effective, the registration statement for all Registrable Securities whose holders request participation in such registration under the Securities Act and to qualify such Registrable Securities for sale under any state blue sky law; provided, however, that the Company shall not be required to effect registration pursuant to a request under this Section
2 more than two (2) times pursuant to (x) above or one (1) time pursuant to (y) above for the holders of the Registrable Securities as a group. Notwithstanding anything to the contrary contained herein, if the Company receives a request for registration under this Section 2, then (i) the Company may advise the requesting Investors, within fifteen (15) days of its receipt of such request, that it intends to file a registration statement for the primary issuance of securities in an underwritten public offering, and (ii) assuming that the Company files such registration statement within seventy-five (75) days of its receipt of such request, the Company's registration obligations under this
Section 2 shall not apply with respect to such request and no additional request may be made under this Section 2 within one hundred eighty (180) days after the effective date of such registration statement. In addition, the Company may postpone the filing or the effectiveness of any registration statement pursuant to this Section


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2 for a reasonable time period, provided that such postponements shall not exceed one hundred twenty (120) days in the aggregate during any twelve (12) month period, if (i) the Company has been advised by legal counsel that such filing or effectiveness would require disclosure of a material financing, acquisition or other corporate transaction or development, and the Board of Directors of the Company determines in good faith that such disclosure is not in the best interests of the Company and its stockholders or (ii) the Board of Directors of the Company determines in good faith that there is a valid business purpose or reason for delaying filing or effectiveness. A registration will not count as a requested registration under this Section 2(a) until the registration statement relating to such registration has been declared effective by the Commission at the request of the initiating holders and remained effective for the lesser of (i) the period during which all Registrable Securities registered thereunder have been sold or (ii) 45 days; provided, however, that, if a majority in interest of the participating holders of Registrable Securities shall request, in writing, that the Company withdraw a registration statement which has been filed under this Section 2(a) but not yet been declared effective, a majority in interest of such holders may thereafter request the Company to reinstate such registration statement, if permitted under the Securities Act, or to file another registration statement, in accordance with the procedures set forth herein.

(b) If a requested registration pursuant to Section 2(a) involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter, provided that the shares to be excluded shall be determined in the following sequence: (i) first, securities held by any other Persons (other than the Investors holding Registrable Securities) not having either registration rights or contractual, incidental "piggy back" rights to include such securities in the registration statement,
(ii) second, shares sought to be registered by the Company, and (iii) third, Registrable Securities, it being understood that no shares shall be registered for the account of the Company or any shareholder other than the Investors unless all Registrable Securities for which Investors have requested registration have been registered. If there is a reduction of the number of Registrable Securities pursuant to clauses (i) or (iii), such reduction shall be made on a pro rata basis (based upon the aggregate number of shares of Registrable Securities held by the holders in each tranche and subject to the priorities set forth in the preceding sentence).

(c) With respect to a request for registration pursuant to Section 2(a) which is for an underwritten public offering, the managing underwriter shall be chosen by the Investors holding not less than a Majority Interest of the Registrable Securities to be sold in such offering, subject to the Company's consent, which consent shall not be unreasonably withheld, conditioned or delayed. The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable) to become effective within one hundred eighty (180) days following the effective date of any registration required pursuant to this Section 2 or such lesser period as may be consented to by the managing underwriter.

     3. Piggyback Registration. If the Company at any time proposes to register any of its Common Stock under the Securities Act for sale to the public (including pursuant to a demand under Section 2 hereof as provided therein and except with respect to registration statements on


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Forms S-4, S-8 or another form not available for registering the Registrable
Securities for sale to the public), each such time it will give written notice at the applicable address of record to each holder of Registrable Securities of its intention to do so. Upon the written request of any of such holders of the Registrable Securities, given within thirty (30) days after receipt by such Person of such notice, the Company will, subject to the limits contained in this
Section 3, use its reasonable best efforts to cause all such Registrable Securities of said requesting holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by Persons other than the Company (collectively, "SELLING STOCKHOLDERS") is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including such holders of shares of Registrable Securities) to a number deemed satisfactory by such managing underwriter; and provided further, that the shares to be excluded shall be determined in the following sequence (except with respect to a demand under Section 2 hereof): (i) first, securities held by any Persons not having any such contractual, incidental registration rights; (ii) second, securities held by any Persons having contractual, incidental registration rights pursuant to an agreement which is not this Agreement; (iii) third, securities held by the Founders (as defined in the Stock Purchase Agreement, dated as of June 19, 1999, by and among the Company, the Founders and the investors named in Exhibit A thereto); and (iv) fourth, all Registrable Securities in each case as determined on a pro rata basis in accordance with their holdings. Notwithstanding the foregoing, in no event shall the number of Registrable Securities included in a registration pursuant to this section be reduced to less than twenty percent (20%) of all shares to be registered.

     4. Resale Shelf Registration Statement.

(a) Within thirty (30) days following the earlier to occur of (i) the date that the Company qualifies for the use of Form S-3 and (ii) March 15, 2007, the Company shall file with the Commission a registration statement (the "Shelf Registration Statement") relating to the offer and sale of all Registrable Securities by the VS Investors to the public, from time to time, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (subject to any Suspension Period(s) referred to below). The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as soon as practicable after the filing thereof with the Commission. The Shelf Registration Statement shall specify the intended methods of distribution of the subject Registrable Securities, which in no event shall include underwritten offerings, whether on a firm commitment or best efforts basis.

(b) The Company shall (i) cause the Shelf Registration Statement to include a resale prospectus intended to permit each VS Investor to sell, at such Investor's election, all or part of the Registrable Securities held by such Investor without restriction but in accordance with the intended methods of distribution set forth therein, (ii) prepare and file with the Commission such supplements, amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective (subject to any Suspension Period(s) referred to below) until August 15, 2007 (the "Required Period"), and (iii) use its reasonable efforts to cause the resale prospectus to be supplemented by any required


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prospectus supplement (subject to any Suspension Period(s) referred to below)
during the Required Period; provided, however, that with respect to Registrable Securities registered pursuant to such Shelf Registration Statement, each VS Investor agrees that it will not enter into any transaction for the sale of any Registrable Securities pursuant to such registration statement during the time after the furnishing of the Company's notice that the Company is preparing a supplement to or an amendment of such resale prospectus or Shelf Registration Statement and until the filing and effectiveness thereof.

(c) The Company may, by notice in writing to each Investor, require Investors to suspend use of any resale prospectus included in the Shelf Registration Statement for a reasonable time period (each such period, a "Suspension Period"), provided that all such suspensions shall not exceed one hundred twenty
(120) days in the aggregate during any twelve (12) month period, if (i) the Company has been advised by legal counsel that such continued use would require disclosure of a material financing, acquisition or other corporate transaction or development, and the Board of Directors of the Company determines in good faith that such disclosure is not in the best interests of the Company and its stockholders or (ii) the Board of Directors of the Company determines in good faith that there is a valid business purpose or reason for suspending such continued use. In the event of each Suspension Period, the Required Period shall be extended for a period equal to the number of days elapsed during such Suspension Period.

(d) Each Investor agrees that, upon receipt of notice from the Company of the commencement of a Suspension Period (a "Suspension Notice"), such Investor will forthwith discontinue any disposition of Registrable Securities pursuant to the Shelf Registration Statement or any public sale or distribution, including pursuant to Rule 144, until the earlier of (i) the expiration of the Suspension Period and (ii) such Investor's receipt of a notice from the Company to the effect that such suspension has terminated. If so directed by the Company, such Investor will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Investor's possession, of the most recent resale prospectus covering such Registrable Securities at the time of receipt of such Suspension Notice. In the event of a Suspension Notice, the Company shall, promptly after the expiration of such Suspension Period, provide notice to all Investors that the Suspension Period has ended, and take any and all actions necessary or desirable to give effect to any Investor's rights under this Agreement that may have been affected by such notice.

(e) Each Investor agrees that it shall furnish to the Company such information regarding such Investor and the methods of distribution of Registrable Securities intended by such Investor permitted hereunder (i) as the Company may, from time to time, reasonably request in writing and (ii) as shall be required by law or by the Commission in connection therewith. Each Investor agrees that information obtained by it or by its Inspectors (as defined below) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public.

     5. Form S-3 Registration. In case the Company shall receive from any VS Investor a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement with respect to all or a


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part of the Registrable Securities owned by such Investor or Investors (a "Form
S-3 Registration"), the Company will:

(a) promptly give written notice of the proposed registration to all other Investors of Registrable Securities; and

(b) as soon as practicable, prepare and file and use its reasonable best efforts to cause to become effective such registration statement as would permit or facilitate the sale and distribution from time to time, of all or such portion of such Investor's or Investors' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Investor or Investors joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (subject to any S-3 Suspension Period(s) referred to below); provided, however, that the Company shall not be obligated to effect any such registrations pursuant to this Section 5:

     (i) if Form S-3 is not available for such offering by the Investors;

     (ii) if the Investors, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than two million dollars ($2,000,000);

     (iii) if within thirty (30) days of receipt of a written request from any Investor or Investors pursuant to this Section 5, the Company gives notice to such Investor or Investors of the Company's intention to make a public offering within ninety (90) days, other than pursuant to a registration statement on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public;

     (iv) if the Company shall furnish to the Investors a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Investor or Investors under this Section 5; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

     (v) if the Company has already effected two (2) registrations on Form S-3 for the Investors pursuant to this Section 5.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Investors. Registrations effected pursuant to this Section 5 shall not be counted as a demand for registration effected pursuant to Section 2. Each Form S-3 Registration Statement shall specify the intended methods of distribution of the subject Registrable Securities, which in no event shall include underwritten offerings, whether on a firm commitment or best efforts basis. The Company use its reasonable efforts to cause the resale prospectus in such Form S-3 Registration to be supplemented by any required prospectus


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supplement (subject to any S-3 Suspension Period(s) referred to below) during the 180 day period following initial effectiveness; provided, however, that with respect to Registrable Securities registered pursuant to such Form S-3 Registration Statement, each VS Investor agrees that it will not enter into any transaction for the sale of any Registrable Securities pursuant to such registration statement during the time after the furnishing of the Company's notice that the Company is preparing a supplement to such resale prospectus or Form S-3 Registration Statement and until the filing and effectiveness thereof.

(d) The Company may, by notice in writing to each Investor, require Investors to suspend use of any resale prospectus included in a Form S-3 Registration for a reasonable time period (each such period, an "S-3 Suspension Period"), provided that all such suspensions shall not exceed one hundred twenty (120) days in the aggregate during any twelve (12) month period, if (i) the Company has been advised by legal counsel that such continued use would require disclosure of a material financing, acquisition or other corporate transaction or development, and the Board of Directors of the Company determines in good faith that such disclosure is not in the best interests of the Company and its stockholders or
(ii) the Board of Directors of the Company determines in good faith that there is a valid business purpose or reason for suspending such continued use. In the event of each Suspension Period, the period of the Company's obligation to maintain the effectiveness of such Form S-3 Registration shall be extended for a period equal to the number of days elapsed during such S-3 Suspension Period.

(e) Each Investor agrees that, upon receipt of notice from the Company of the commencement of an S-3 Suspension Period (an "S-3 Suspension Notice"), such Investor will forthwith discontinue any disposition of Registrable Securities pursuant to the Form S-3 Registration Statement or any public sale or distribution, including pursuant to Rule 144, until the earlier of (i) the expiration of the S-3 Suspension Period and (ii) such Investor's receipt of a notice from the Company to the effect that such suspension has terminated. If so directed by the Company, such Investor will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Investor's possession, of the most recent resale prospectus covering such Registrable Securities at the time of receipt of such S-3 Suspension Notice. In the event of an S-3 Suspension Notice, the Company shall, promptly after the expiration of such S-3 Suspension Period, provide notice to all Investors that the S-3 Suspension Period has ended, and take any and all actions necessary or desirable to give effect to any Investor's rights under this Agreement that may have been affected by such notice.

(f) Each Investor agrees that it shall furnish to the Company such information regarding such Investor and the methods of distribution of Registrable Securities intended by such Investor permitted hereunder (i) as the Company may, from time to time, reasonably request in writing and (ii) as shall be required by law or by the Commission in connection therewith. Each Investor agrees that information obtained by it or by its Inspectors (as defined below) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public.

     6. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:


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(a) diligently prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such registration statement to become and remain effective until completion of the proposed offering (but not for more than one hundred eighty (180) days, except as provided in Sections 4 and 5 and except that any demand registration statement for the VS Investors pursuant to Section 2 need not remain effective for more than forty-five (45) days);

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the completion of the offering (but not for more than one hundred eighty (180) days, except as provided in Sections 4 and 5 and except that any demand registration statement for the VS Investors pursuant to Section 2 need not remain effective for more than forty-five (45) days); and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

(c) furnish to each selling holder of Registrable Securities and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

(d) use its reasonable best efforts to register or qualify the securities covered by such registration statement under and to the extent required by such other securities or state blue sky laws of such jurisdictions as each selling holder of Registrable Securities shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

(e) within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to counsel selected by the holders of a majority in interest of the Registrable Securities subject to such registration copies of such documents proposed to be filed, which documents shall be subject to the reasonable approval of such counsel, which approval shall not be unreasonably withheld, conditioned or delayed;

(f) subject to Sections 4(d) and 5(e), promptly notify each selling holder of Registrable Securities, such selling holders' counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which


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

they were made not misleading; and, subject to Sections 4(d) and 5(e), as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g) use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

(h) in connection with a registration of an underwritten offering pursuant to a request under Section 2, if requested by the managing underwriter or underwriters (if any), any selling holder of Registrable Securities, or such selling holder's counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein with respect to the selling holder or the securities being sold, including, without limitation, with respect to the securities being sold by such selling holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

(i) make available to each selling holder of Registrable Securities, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling holder or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement subject, in each case, to such confidentiality agreements as the Company shall reasonably request;

(j) in connection with a registration of an underwritten offering pursuant to a request under Section 2, enter into any reasonable underwriting agreement required by the proposed underwriter(s) for the selling holders of Registrable Securities, if any, and use its reasonable best efforts to facilitate the public offering of the securities;

(k) in connection with a registration of an underwritten offering pursuant to a request under Section 2, request that each prospective selling holder be furnished a signed counterpart, addressed to the prospective selling holder, of , if and to the extent permitted applicable professional standards, a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

(l) use its reasonable best efforts to cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the

Common Stock is then listed or quoted (or, if the Common Stock is not yet listed or quoted, then on such exchange or quotation system as the selling holders of Registrable Securities and the Company shall determine);

(m) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as reasonably practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions); and

(n) otherwise cooperate with the underwriter(s), if any, and the Commission and other regulatory agencies and take all reasonable actions and execute and deliver or cause to be executed and delivered all documents reasonably necessary to effect the registration of any securities under this Agreement.

     7. Expenses. All reasonable expenses incurred by the Company and the Investors in effecting the registrations provided for in this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and one counsel for the selling stockholders as a group (selected by a majority in interest of the holders of Registrable Securities who participate in the registration), underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to
Section 6(d) hereof (all of such expenses referred to as "REGISTRATION EXPENSES"), shall be paid by the Company.

     8. Indemnification.

(a) To the maximum extent permitted by law, the Company shall indemnify and hold harmless the selling holder of Registrable Securities, each underwriter (as defined in the Securities Act), and each other Person, if any, who controls (within the meaning of the Securities Act) such selling holder or underwriter (individually and collectively, the "INDEMNIFIED PERSON") against any losses, claims, damages or liabilities (collectively, "LIABILITY"), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Except as otherwise provided in Section 8(e), the Company shall reimburse each such selling holder of Registrable Securities in connection with investigating or defending any such liability as reasonable expenses in connection with the same are incurred; provided, however, that the Company shall not be liable to any such selling holder of Registrable Securities in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling holder of Registrable Securities specifically for use therein; and provided further, that the Company shall not be required to indemnify any Indemnified Person for any liability which arises out of the failure of any Indemnified Person to deliver a prospectus as required by the Securities Act.

(b) Each selling holder of any securities included in such registration being effected shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls (within the meaning of the Securities Act) the Company or such underwriter (individually and collectively also the "INDEMNIFIED PERSON"), against any liability, joint or several, to which any such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such selling holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such selling holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling holder specifically for use therein. Such selling holder shall reimburse any Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that such selling holder's obligations hereunder shall be limited to an amount equal to the proceeds to such selling holder of the securities sold in any such registration; and provided further, that no selling holder shall be required to indemnify any Person for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

(c) Indemnification similar to that specified in Sections 8(a) and (b) shall be given by the Company and each selling holder (with such modifications as may be appropriate) with respect to any required registration or other qualification of their securities under any federal or state law or regulation of governmental authority other than the Securities Act.

(d) Promptly after receipt by an Indemnified Person under this Section 8 of notice of the commencement of any action (including any governmental action), such Indemnified Person will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with qualified counsel; provided, however, that an Indemnified Person (together with all other Indemnified Persons which may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such Indemnified Person by the counsel retained by the indemnifying party is inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, will relieve such indemnifying party of any liability to the Indemnified Person under this
Section 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any Indemnified Person otherwise than under this Section 8.

(e) If the indemnification provided for in this Section 8 for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnified Person in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 8, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the selling holders and the underwriters from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other selling holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the selling holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the selling holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the selling holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the selling holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) The Company, the selling holders and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a selling holder be required to contribute any amount under this Section 8(f) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which are being sold by such selling holder or (ii) the proceeds received by such selling holder from its sale of Registrable Securities under such registration statement. No Person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation.

(g) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     9. Compliance with Rule 144.

(a) The Company will use its best efforts to file with the Commission such information as is required under the Exchange Act for so long as there are holders of Registrable Securities; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144. The Company shall furnish to any holder of Registrable Securities upon reasonable request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144. Subject to the limitations on transfers imposed by this Agreement, the Company shall use its reasonable best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

(b) Except with respect to a demand registration pursuant to Section 2, prior to the Company's registration of any Registrable Securities hereunder on behalf of an Investor, such Investor shall (i) use its reasonable best efforts to sell the maximum number of Registrable Securities that such Investor is able to sell pursuant to Rule 144 and (ii) exercise the registration rights hereunder only in the case that such Investor determines in good faith that such rights are necessary to sell such Registrable Securities in a timely manner.

     10. Amendments. The provisions of this Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only with the written consent of the Company and Investors holding a majority of the Registrable Securities.

     11. Transferability of Registration Rights. The Registration Rights set forth in this Agreement are transferable to each valid and proper transferee of at least Two Hundred Five (200,000) shares of Registrable Securities. Each such transferee of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

     12. Rights Which May Be Granted to Subsequent Investors. Other than transferees of Registrable Securities under Section 11 hereof, the Company shall not, without the prior written consent of a Majority Interest, (a) allow purchasers of the Company's securities to become a party to this Agreement or
(b) grant any other registration rights to any third parties other than subordinate piggyback registration rights.

     13. Damages. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     14. Miscellaneous.

(a) All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below:

          If to the Company:        WebSideStory, Inc.
                                    10182 Telesis Court, 6th Floor
                                    San Diego, CA 92121
                                    Facsimile: (858) 546-0400
                                    Attn: General Counsel

          If to Existing Investors: At such Person's address listed opposite their name on Schedule A attached hereto.

          If to Avivo Investors:    At such Person's address listed opposite
                                    their name on Schedule B attached hereto.

          If to VS Investors:       At such Person's address listed opposite
                                    their name on Schedule C attached hereto.

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mails or (ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

(b) This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflict of laws principles thereof.

(c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

15. Dispute Resolution. Except as provided below, any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by binding arbitration conducted expeditiously by one arbitrator in accordance with the J.A.M.S./Endispute Streamlined Arbitration Rules and Procedures (the "J.A.M.S. RULES"). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The place of arbitration shall be San Diego, California.

Such proceedings shall be administered by the arbitrator in accordance with the J.A.M.S. Rules as he/she deems appropriate, however, such proceedings shall be conducted in accordance with the following agreed upon procedures:

(a) mandatory exchange of all relevant documents, to be accomplished within forty-five (45) days of the initiation of the procedure (documents not so exchanged will be excluded from the evidence considered at the hearing absent a showing of good cause);

(b) no other discovery;

(c) hearings before the arbitrator which shall consist of a summary presentation by each side of not more than three (3) hours; such hearings to take place on one or two days at a maximum; and

(d) decision to be rendered not more than ten (10) days following such hearings.

Notwithstanding anything to the contrary contained herein, the provisions of this Section 14 shall not apply with regard to any equitable remedies to which any party may be entitled hereunder.

Each of the parties hereto (x) hereby irrevocably submits to the personal jurisdiction of any court of competent jurisdiction in the United States for the purpose of enforcing the award or decision in any such proceeding, (y) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

             [The remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                        "COMPANY"

                                        WEBSIDESTORY, INC.


                                        /s/ Jeffrey W. Lunsford
                                        ----------------------------------------
                                        Jeffrey W. Lunsford
                                        President, Chief Executive Officer
                                        and Chairman

                 [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                        "EXISTING INVESTOR"

                                        TA/ADVENT VIII L.P.

                                        By: TA Associates VIII LLC,
                                            its General Partner

                                        By: TA Associates, Inc., its Manager


                                        By:                   *
                                            ------------------------------------


                                        ADVENT ATLANTIC AND PACIFIC III L.P.

                                        By: TA Associates AAP III Partners,
                                            its General Partner

                                        By: TA Associates, Inc.,
                                            its General Partner


                                        By:                   *
                                            ------------------------------------


                                        TA INVESTORS LLC

                                        By: TA Associates, Inc., its Manager


*By: /s/ Kurt R. Jaggers                By:                   *
     --------------------------------       ------------------------------------
     Kurt R. Jaggers
     Managing Director


                                        TA EXECUTIVES FUND LLC

                                        By: TA Associates, Inc., its Manager


                                        By:                   *
                                            ------------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                        "EXISTING INVESTOR"

                                        SUMMIT INVESTORS III, L.P.


                                        By:                   *
                                            ------------------------------------
                                            General Partner


                                        SUMMIT V ADVISORS FUND (QP), L.P.

                                        By: Summit Partners V, L.P.,
                                            its General Partner

                                        By: Summit Partners, LLC,
                                            its General Partner


                                        By:                   *
                                            ------------------------------------


                                        SUMMIT V ADVISORS FUND, L.P.

                                        By: Summit Partners V, L.P.,
                                            its General Partner

                                        By: Summit Partners, LLC,
                                            its General Partner


*By: /s/ Markus Mannion                 By:                   *
     --------------------------------       ------------------------------------
     Markus Mannion
     Partner


                                        SUMMIT V COMPANION FUND, L.P.

                                        By: Summit Partners V, L.P.,
                                            its General Partner

                                        By: Summit Partners, LLC,
                                            its General Partner


                                        By:                   *
                                            ------------------------------------


                                        SUMMIT VENTURES V, L.P.

                                        By: Summit Partners V, L.P.,
                                            its General Partner

                                        By: Summit Partners, LLC,
                                            its General Partner


                                        By:                   *
                                            ------------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                        "EXISTING INVESTOR"


                                        ----------------------------------------
                                        Keith Fisher

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                        "AVIVO INVESTOR"

                                        NEW ENTERPRISE ASSOCIATES 10, L.P.

                                        BY: NEA PARTNERS 10, LIMITED
                                            PARTNERSHIP, ITS GENERAL PARTNER


                                        By: /s/ Eugene A. Trainor, III
                                            ------------------------------------
                                        Name: Eugene A. Trainor, III
                                        Title: General Partner


                                        NEA VENTURES 2000, L.P.


                                        By: /s/ Pamela J. Clark
                                            ------------------------------------
                                        Name: Pamela J. Clark
                                        Title: General Partner

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                        "AVIVO INVESTOR"

                                        SOFINNOVA VENTURE PARTNERS IV, L.P.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SOFINNOVA VENTURE AFFILIATES IV, L.P.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SOFINNOVA CAPITAL III


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                        "AVIVO INVESTOR"


                                        /s/ Steven R. Kusmer
                                        ----------------------------------------
                                        Steven R. Kusmer

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                        "AVIVO INVESTOR"


                                        /s/ Chip Linehan
                                        ----------------------------------------
                                        Chip Linehan

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                        "AVIVO INVESTOR"


                                        ----------------------------------------
                                        Michael P. Thompson

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                        "AVIVO INVESTOR"


                                        ----------------------------------------
                                        Kevin G. Wallace

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                        "VS INVESTOR"


                                        /s/ James W. MacIntyre, IV
                                        ----------------------------------------


                                        James W. MacIntyre, IV
                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ Joseph A. Ruzzo
                                      -------------------------------------

                                      Joseph A. Ruzzo, D.D.S.
                                      -------------------------------------
                                      Name:
                                            -------------------------------
                                      Title:
                                            -------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ Scott Brickman
                                      --------------------------------------

                                      Scott Brickman
                                      --------------------------------------
                                      Name:
                                            --------------------------------
                                      Title:
                                            --------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ James Palmer
                                      ------------------------------------

                                      James Palmer
                                      ------------------------------------
                                      Name:
                                            ------------------------------
                                      Title: Managing Member GP on behalf
                                             of Trautman Wasserman 8701
                                             Opportunities Fund
                                            ------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ Tom Harvey
                                      -------------------------------------

                                      Tom Harvey
                                      -------------------------------------
                                      Name:
                                            -------------------------------
                                      Title: Investor
                                            -------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ Candace B. Scherer
                                      -------------------------------------

                                      Candace B. Scherer
                                      -------------------------------------
                                      Name:
                                            -------------------------------
                                      Title:
                                            -------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ Mark C. Lowham
                                      --------------------------------------

                                      Mark C. Lowham
                                      --------------------------------------
                                      Name:
                                            --------------------------------
                                      Title:
                                            --------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ Gerald T. Halpin Revocable Trust
                                      ---------------------------------------

                                      Gerald T. Halpin
                                      ---------------------------------------
                                      Name:  Gerald T. Halpin
                                            ---------------------------------
                                      Title: Trustee
                                            ---------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"



                                      /s/ Benjamin S. Moody
                                      --------------------------------------
                                      Name:  Benjamin S. Moody
                                            --------------------------------
                                      Title: Class C Member
                                            --------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ Valeri M. MacIntyre
                                      -------------------------------------

                                      Valeri M. MacIntyre
                                      -------------------------------------
                                      Name:
                                            -------------------------------
                                      Title:
                                            -------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ Jeffrey Schlegel
                                      ------------------------------------

                                      Jeffrey Schlegel
                                      ------------------------------------
                                      Name:
                                            ------------------------------
                                      Title:
                                            ------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ Tom Harvey
                                      -------------------------------------

                                      Tom Harvey
                                      -------------------------------------
                                      Name:
                                            -------------------------------
                                      Title:  Chairman and Founder
                                            -------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ Cal Simmons
                                      --------------------------------------

                                      Cal Simmons
                                      --------------------------------------
                                      Name:
                                            --------------------------------
                                      Title:
                                            --------------------------------

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ David Scherer
                                      -------------------------------------

                                      David Scherer
                                      -------------------------------------
                                      Name:
                                            -------------------------------
                                      Title:
                                            -------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ Ned Scherer/Elizabeth Kaiser
                                      -------------------------------------

                                      Ned Scherer/Elizabeth Kaiser
                                      -------------------------------------
                                      Name:
                                            -------------------------------
                                      Title:
                                            -------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ Eric F. Billings
                                      -------------------------------------

                                      Eric F. Billings
                                      -------------------------------------
                                      Name:
                                            -------------------------------
                                      Title:
                                            -------------------------------

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

                                      "VS INVESTOR"


                                      /s/ Shahla M. de Cisneros
                                      --------------------------------------

                                      Shahla M. de Cisneros
                                      --------------------------------------
                                      Name:
                                            --------------------------------
                                      Title:
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